RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2018
Related Party [Abstract]
RELATED PARTY TRANSACTIONS
 RELATED PARTY TRANSACTIONS
In the normal course of operations, the partnership entered into the transactions below with related parties on exchange value. These transactions have been measured at fair value and are recognized in the unaudited interim condensed consolidated financial statements.

(a)	Transactions with the parent company
As at June 30, 2018, $nil (December 31, 2017: $nil) was drawn on the credit facilities under the Brookfield Credit Agreements.
The partnership has in place a Deposit Agreement with Brookfield whereby it may place funds on deposit with Brookfield, as approved by the Board of Directors. Any deposit balance is due on demand and earns an agreed upon rate of interest based on market terms. As at June 30, 2018, the amount of the deposit was $690 million (December 31, 2017: $384 million) and was included in cash and cash equivalents. For the three and six months ended June 30, 2018, the partnership earned interest income of $4 million and $7 million, respectively (June 30, 2017: $1 million and $3 million, respectively) on these deposits.
The partnership pays Brookfield a quarterly base management fee. For purposes of calculating the base management fee, the total capitalization of Brookfield Business Partners L.P. is equal to the quarterly volume-weighted average trading price of a unit on the principal stock exchange for the partnership units (based on trading volumes) multiplied by the number of units outstanding at the end of the quarter (assuming full conversion of the redemption-exchange units into units of Brookfield Business Partners L.P.), plus the value of securities of the other Service Recipients that are not held by the partnership, plus all outstanding third party debt with recourse to a Service Recipient, less all cash held by such entities. The base management fee for the three and six month period ended June 30, 2018 was $13 million and $26 million, respectively (June 30, 2017: $7 million and $13 million, respectively).
In its capacity as the holder of the special limited partner (“Special LP”) units of Holding LP, Brookfield is entitled to incentive distribution rights. The incentive distribution for the three and six months ended June 30, 2018 was $41 million and $184 million (June 30, 2017: $nil and $nil).
The partnership previously entered into a number of hedges of net investments in foreign operations with Brookfield, all of which were settled as at December 31, 2017. For the three and six month period ended June 30, 2018, unrealized gains of $nil (June 30, 2017: $5 million) and realized losses of $nil (June 30, 2017: $9 million loss), respectively, were recorded.
In addition, at the time of spin-off, the partnership entered into indemnity agreements with Brookfield that relate to certain projects in certain regions that were in place prior to the spin-off. Under these indemnity agreements, Brookfield has agreed to indemnify us for the receipt of payments relating to such projects.

(b)	Other
The following table summarizes other transactions the partnership has entered into with related parties:

	Three Months Ended		Six Months Ended
(US$ MILLIONS)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Transactions during the period
Construction revenues	$122	$83	$224	$161

(US$ MILLIONS)	June 30, 2018	December 31, 2017
Balances at end of period
Accounts receivable	$53	$64
Accounts payable and other	$93	$106